Quarterly Holdings Report
for

Fidelity® Telecom and Utilities Fund

October 31, 2020

UIF-QTLY-1220
1.809082.117

Schedule of Investments October 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (000s)
COMMUNICATION SERVICES - 26.4%
Diversified Telecommunication Services - 15.1%
AT&T, Inc.	1,453,100	$39,263
GCI Liberty, Inc. (a)	175,031	14,218
Verizon Communications, Inc.	1,549,804	88,323
		141,804
Interactive Media & Services - 1.7%
Alphabet, Inc. Class A (a)	10,000	16,161
Media - 1.8%
Altice U.S.A., Inc. Class A (a)	617,500	16,642
Wireless Telecommunication Services - 7.8%
T-Mobile U.S., Inc.	631,769	69,223
Telephone & Data Systems, Inc.	236,054	4,013
		73,236

TOTAL COMMUNICATION SERVICES		247,843

INDUSTRIALS - 1.2%
Commercial Services & Supplies - 0.2%
Charah Solutions, Inc. (a)(b)	616,216	1,738
Electrical Equipment - 1.0%
Sunrun, Inc. (a)	177,600	9,239

TOTAL INDUSTRIALS		10,977

REAL ESTATE - 1.9%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Crown Castle International Corp.	117,200	18,307
UTILITIES - 69.9%
Electric Utilities - 47.7%
American Electric Power Co., Inc.	198,362	17,839
Duke Energy Corp.	310,600	28,609
Edison International	758,600	42,512
Entergy Corp.	405,163	41,011
Evergy, Inc.	724,688	40,003
Exelon Corp.	1,166,351	46,526
FirstEnergy Corp.	1,427,177	42,416
NextEra Energy, Inc.	1,550,484	113,507
NRG Energy, Inc.	423,519	13,392
PG&E Corp. (a)	3,853,374	36,838
Southern Co.	440,290	25,295
		447,948
Independent Power and Renewable Electricity Producers - 6.7%
NextEra Energy Partners LP	326,700	20,517
The AES Corp.	1,481,695	28,893
Vistra Corp.	747,941	12,992
		62,402
Multi-Utilities - 15.5%
CenterPoint Energy, Inc.	1,215,047	25,674
Dominion Energy, Inc.	936,629	75,249
Sempra Energy	357,571	44,825
		145,748

TOTAL UTILITIES		656,098

TOTAL COMMON STOCKS
(Cost $780,733)		933,225

Money Market Funds - 0.0%
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)
(Cost $89)	88,804	89
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $780,822)		933,314
NET OTHER ASSETS (LIABILITIES) - 0.6%		5,281
NET ASSETS - 100%		$938,595

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$111
Fidelity Securities Lending Cash Central Fund	2
Total	$113

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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